U.S. SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549

                        FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                     Date of Report:  April 10, 2003

                        ISA INTERNATIONALE, INC.
        (Exact name of registrant as specified in its charter)
                  Commission File Number:  001-16423

       Delaware                              41-1925647
(State of incorporation)               (IRS Employer Id. No.)

2560 Rice Street                          (651) 489-6941
St. Paul, MN 55113                (Registrant's telephone number)
(Mailing address of registrant)

224 No. Owasso Blvd.                      (651) 489-6941
Shoreview, MN 55126               (Registrant's telephone number)
(Former mailing address of registrant)

Item 4.01 Change in Registrant's Certifying Accountants
The Company is filing amended form 8-K/A to include as exhibit 1c, a letter to the SEC from their former accountants informing the SEC of their dismissal as principal accountants. The letter further states their agreement with the Company's disclosure statements in our Form 8-K filing on April 9, 2003 under
Item 4. Further, the Company's amended filing clarifies the dismissal date of their former accountants.

The Company announced the engagement of George Brenner, Certified Public Accountant, Los Angeles, CA, as their principal certifying accountant in filed Form 8-k on April 9, 2003. The decision to accept the engagement of George Brenner, C.P.A. was approved by the Audit Committee of the Board of Directors on April 4, 2003. George Brenner will be performing the annual audit of ISA Internationale, Inc. financial statements for the year ending December 31, 2002.

Beckstead and Watts, LLP, the previous principal accounting firm, was only engaged to perform the review for the quarter ending September 30, 2002. The company filed Form 8-K in November 2002 to announce the engagement of Beckstead and Watts, LLP. On April 9, 2003 Beckstead and Watts, LLP acknowledged their termination.

The registrant believes that due to the facts stated above they are in compliance with reporting requirements. In connection with the audit of the fiscal year ended December 31, 2002, and the subsequent interim period through April 9, 2003, there were no disagreements with the Company's principal accountants from the date of their engagement to the date of their dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company believes that during the most recent calendar year and through April 10, 2003, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(V)).

Item 7. Exhibits
EXHIBIT 1.
(a.) Name and address of certifying public accountant:
George Brenner, C.P.A.
10680 W. Pico Blvd, Suite 260
Los Angeles, CA 90064
Phone: (310) 202-6445   Fax: (310) 202-6494

(b.) Name and address of former certifying public accountant:
Beckstead and Watts, LLP
3340 Wynn Road, Suite B
Las Vegas, NV 89102
Phone: (702) 257-1984   Fax: (702) 362-0540

(c.) Letter of confirmation from former certifying public accountants, Beckstead and Watts, LLP

April 9, 2003
Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Beckstead and Watts, LLP was previously principal accountant for ISA Internationale, Inc. (the "Company") and reviewed the financial statements through the interim period ended September 30, 2002. Effective April 9, 2003, the Company terminated us as principal accountants. We have read the Company's statements under Item 4 of its Form 8-K dated April 9, 2003, and we agree with such statements.

Very truly yours,
/s/ G. Brad Beckstead, CPA
Partner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2003

ISA INTERNATIONALE, INC.

/s/ Bernard L. Brodkorb, Jr.
President, CEO, and CFO